                                  Annual Report
                              ---------------------
                                 Dreyfus Premier
                                  Limited Term
                                High Income Fund
                              ---------------------



                                December 31, 1997

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus Premier Limited Term High Income Fund for the period from Fund's launch on June 2, 1997 through December 31, 1997, as shown in the following table:

                                        Approximate
                    Total Return*    Income Dividends     Distribution Rate**
                    -------------    ----------------     -------------------
Class A                 5.38%             $0.701                 9.20%
Class B                 5.04%             $0.660                 9.08%
Class C                 4.98%             $0.642                 8.82%
Class R                 5.44%             $0.718                 9.89%
Merrill Lynch High Yield
   Master II Index      8.56%***

ECONOMIC REVIEW

   Inflation seems to be under control. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh uninterrupted year of expansion, inflation seemed to become even more subdued. During the last quarter of 1997, the 12-month pace of consumer price increases fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in the financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (F.O.M.C.), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the F.O.M.C. increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate of just 4.6% as of December 31, 1997, a 24-year low. In particular, there were fears that wages would rise at a rate that could rekindle inflation. Over the last year, the gain in wages after adjusting for inflation was 2%, the sharpest increase in 20 years.

   Not surprisingly, an almost ideal economic climate--plentiful jobs, low interest rates and dwindling inflation--has put consumers in an ebullient mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, we believe that it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the portfolio. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

MARKET ENVIRONMENT

   Despite the Asian jolt last October, the high yield market, as measured by the Merrill Lynch High Yield Master II Index, continues its long march of profitable quarterly returns going back to 1994. Contributing factors include steady domestic economic growth combined with low inflation and growing acceptance of high yields as an investment asset class. Besides continuing strong cash inflows into high yield mutual funds, growing demand is seen from pension funds, insurance companies, and other types of investors. This demand, combined with increased market liquidity, has pushed high yield spreads to Treasuries to their narrowest historical levels.

   Good times generally do not last forever. The meltdown of the Asian economies during the fourth quarter of 1997 could prove to be a catalyst for worldwide deflation. If true, it would have negative implications for the high yield market. Since Asia has been an important source of demand growth and low-cost manufacturing for all developed economies, lower demand for exports and lower prices for imports could have a negative effect on the manufacturing sectors of our domestic economy. Slower economic growth is generally not positive for riskier investments like high yield bonds. The arguments over the strength of the Asian impact rage back and forth between economists and emerging market observers. We believe the key investment concept to take from this for all investors is to consider a more defensive investment posture.

   A defensive posture in high yield is generally considered to be one of shortened maturity and duration. This has the double effect of lessening exposure to both interest rate and credit volatility, yet maintaining relatively higher yields than with short-term investment-grade securities due to the high coupons of high yield issuers. While this strategy would generally underperform the broad high yield market in strong markets, it can outperform in down markets.

PORTFOLIO OVERVIEW

   The Fund has maintained its average effective duration and average effective maturity inside of three years, well below its limits, in a defensive posture. The average effective duration of the Merrill Lynch High Yield Master II Index is approximately four years. The Fund's underperfomance during this period relative to the broad high yield market as measured by this Index is predominantly due to its shorter effective duration and maturity during a period of falling interest rates.

   Exposure to emerging markets is very limited, and all holdings are denominated in U.S. dollars. Additionally, by prospectus the Fund cannot enhance yield through the use of derivatives or leverage. Industry emphasis is centered on consumer goods, cable television, broadcasting, and telecommunications; all industries with limited exposure to any Asian impact.

   The goals of the Fund are: 1) high current income, 2) a short average effective duration and maturity to mitigate interest rate and credit risk; and 3) low exposure to emerging markets. We expect this will provide a defensive investment for high yield investors while outperforming short-term investment grade investments.

   We will continue to use intensive credit research to acquire assets consistent with those goals.

                                                     Sincerely,

                                                     /s/ Roger King

                                                     Roger King
                                                     Portfolio Manager

January 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B, Class C and Class R shares.
*** Merrill Lynch, Pierce, Fenner and Smith, Inc. For comparative purposes, the value of the Index on 5/31/97 is used. All dividends and capital gain distributions are reinvested. The Merrill Lynch Master II Index is a market capitalization weighted index including all domestic and Yankee high yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity.

Dreyfus Premier Limited Term High Income Fund                  December 31, 1997
--------------------------------------------------------------------------------
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER LIMITED
                            TERM HIGH INCOME FUND
   CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES AND THE
                    MERRILL LYNCH HIGH YIELD MASTER II INDEX


Dollars

$10,856
Merrill Lynch High Yield
Master II Index*

$10,544
Dreyfus Premier Limited
Term High Income Fund
(Class R Shares)

$10,398
Dreyfus Premier Limited
Term High Income Fund
(Class C Shares)

$10,106
Dreyfus Premier Limited
Term High Income Fund
(Class B Shares)

$10,063
Dreyfus Premier Limited
Term High Income Fund
(Class A Shares)


*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

Actual Aggregate Total Returns
--------------------------------------------------------------------------------


                    Class A Shares                                               Class B Shares
----------------------------------------------------------    -------------------------------------------------------
                                                                                                 % Return Reflecting
                                           % Return                                             Applicable Contingent
                                          Reflecting                                 % Return      Deferred Sales
                      % Return Without   Maximum Initial                             Assuming No      Charge Upon
Period Ended 12/31/97   Sales Charge   Sales Charge (4.5%)    Period Ended 12/31/97  Redemption       Redemption*
--------------------- ---------------- -------------------    ---------------------  ---------- ---------------------
From Inception (6/2/97)     5.38%           0.63%             From Inception (6/2/97)    5.04%            1.06%

                    Class C Shares                                            Class R Shares
----------------------------------------------------------    -------------------------------------------------------
                                      % Return Reflecting
                                     Applicable Contingent
                       % Return         Deferred Sales
                        Assuming         Charge Upon
Period Ended 12/31/97  No Redemption      Redemption**        Period Ended 12/31/97
---------------------  ------------- ---------------------    ---------------------
From Inception (6/2/97)     4.98%           3.98%             From Inception (6/2/97)    5.44%


------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class R shares of Dreyfus Premier Limited Term High Income Fund on 6/2/97 (Inception Date) to a $10,000 investment made in the Merrill Lynch High Yield Master II Index on that date. For comparative purposes, the value of the index on 5/31/97 is used as the beginning value on 6/2/97. All dividends and capital gain distributions are reinvested.

The Fund seeks to achieve its objective by investing in lower rated fixed-income securities, and by maintaining an effective average portfolio maturity of 4 years or less and an effective average duration of 3.5 years or less. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the maximum contingent deferred sales charge on Class B and Class C shares and all other applicable fees and expenses on all classes. The Merrill Lynch High Yield Master II Index is a market capitalization weighted index including all domestic and Yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity. Both interest and price changes are calculated daily based on an accrued schedule and trader pricing. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Statement of Investments                                                                             December 31, 1997


                                                                                                Principal
Bonds and Notes--96.7%                                                                           Amount               Value
-------------------------------------------------------------------------------                -----------         ------------
     Aircraft & Aerospace--3.9%  AM General,
                                    Sr. Notes, 12 7/8%, 2002...................                $ 2,500,000         $  2,700,000
                                 Fairchild,
                                    Sub. Deb., 12%, 2001.......................                    710,000              713,550
                                 Rocal, Ltd.,
                                    Collateralized Global Medium Term Notes
                                    (Gtd. by Embraer-Empresa Brasileira de
                                    Aeronautica, S.A.), 10 1/4%, 1998..........                  7,856,000(a)         7,865,820
                                 Sequa,
                                    Sr. Sub. Notes, 9 3/8%, 2003...............                  1,500,000            1,556,250
                                                                                                                   ------------
                                                                                                                     12,835,620
                                                                                                                   ------------
             Broadcasting--2.2%  Azteca Holdings, S.A de C.V.,
                                    Sr. Secured Notes, 11%, 2002...............                    500,000(a)           517,500
                                 Busse Broadcasting,
                                    Sr. Secured Notes, 11 5/8%, 2000...........                  1,125,000            1,212,188
                                 Pegasus Media & Communications,
                                    Sr. Sub. Notes, Ser. B, 12 1/2%, 2005......                  3,000,000            3,435,000
                                 Scandinavian  Broadcasting System SA,
                                    Conv. Sub. Deb., 7 1/4%, 2005..............                    500,000              502,500
                                 Univision Network Holding, L.P.,
                                    Sub. Notes, 7%, 2002.......................                  2,550,575            1,635,000
                                                                                                                   ------------
                                                                                                                      7,302,188
                                                                                                                   ------------
        Building Materials--.5%  Associated Materials,
                                    Sr. Sub. Notes, 11 1/2%, 2003..............                  1,000,000            1,075,000
                                 Emcor Group,
                                    Notes, Ser. C, 11%, 2001...................                    186,830              195,237
                                 Nortek,
                                    Sr. Sub. Notes, 9 7/8%, 2004...............                    500,000              512,500
                                                                                                                   ------------
                                                                                                                      1,782,737
                                                                                                                   ------------
        Cable Television--12.2%  Adelphia Communications,
                                    Deb., 11 7/8%, 2004........................                  2,265,000            2,474,513
                                 CCA Holdings,
                                    Sr. Sub. Notes, Zero Coupon, 1999..........                  9,328,405            7,150,000
                                 Diamond Cable Communications, PLC,
                                    Sr. Discount Notes, Zero Coupon, 2000......                  6,950,000(b)         5,403,625
                                 EchoStar Communications,
                                    Sr. Discount Notes, Zero Coupon, 1999......                  1,000,000(c)           920,000
                                 EchoStar DBS,
                                    Gtd. Notes, 12 1/2%, 2002..................                  1,500,000            1,627,500
                                 EchoStar Satellite Broadcast,
                                    Sr. Discount Notes, Zero Coupon, 2000......                  2,750,000(d)         2,340,000
                                 Falcon Holding Group, L.P.,
                                    Sr. Sub Notes, Ser. B, 11%, 2003...........                  4,082,500            4,266,156
                                 Galaxy Telecom, L.P.,
                                    Sr. Sub. Notes, 12 3/8%, 2005..............                  3,000,000            3,315,000

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                    December 31, 1997


                                                                                                Principal
Bonds and Notes (continued)                                                                      Amount               Value
-------------------------------------------------------------------------------                -----------         ------------
  Cable Television (continued)   Helicon Group,
                                    Sr. Secured Notes, Ser. B, 11%, 2003.......                $ 2,500,000         $  2,700,000
                                 Marcus Cable, L.P.,
                                    Sr. Deb., 11 7/8%, 2005....................                  1,500,000            1,636,875
                                    Sr. Discount Notes, Zero Coupon, 2000......                  3,000,000(e)         2,610,000
                                 United International Holdings, Sr. Discount Notes:
                                    Ser. B , Zero Coupon, 1999.................                  3,600,000            3,006,000
                                    Zero Coupon, 1999..........................                  3,395,000            2,834,825
                                    Zero Coupon, 1999 (Units)..................                    100,000(f)            81,000
                                                                                                                   ------------
                                                                                                                     40,365,494
                                                                                                                   ------------
         Casinos & Gaming--2.9%  Coast Hotels and Casinos,
                                    First Mortgage Notes, 13%, 2002............                  1,000,000            1,100,000
                                 Griffin Gaming and Entertainment,
                                    First Mortgage Notes, 9.27%, 2000..........                  1,000,000              983,902
                                 Hollywood Casino,
                                    Sr. Notes, 12 3/4%, 2003...................                  3,500,000            3,745,000
                                 Majestic Star Casino, LLC,
                                    Sr. Exchange Secured Notes, 12 3/4%, 2003..                  3,500,000            3,797,500
                                                                                                                   ------------
                                                                                                                      9,626,402
                                                                                                                   ------------
                Chemicals--1.9%  Harris Chemical,
                                    Sr. Sub. Notes, 10 3/4%, 2003..............                  3,500,000            3,753,750
                                 Trans-Resources,
                                    Sr. Sub. Notes, Ser. B, 11 7/8%, 2002......                  2,500,000            2,637,500
                                                                                                                   ------------
                                                                                                                      6,391,250
                                                                                                                   ------------
                 Consumer--6.0%  BPC  Holding,
                                    Sr. Secured Notes, 12 1/2%, 2006...........                  2,750,000            3,038,750
                                 Berry Plastics,
                                    Sr. Sub. Notes, 12 1/4%, 2004..............                  1,000,000            1,107,500
                                 Coleman Holdings,
                                    Sr. Secured First Priority Discount Notes,
                                    Zero Coupon, 2001..........................                  3,500,000            2,336,250
                                 Florist Transworld,
                                    Sr. Sub. Notes, 14%, 2001..................                  4,500,000            5,062,500
                                 Hosiery Corp. of America,
                                    Sr. Sub. Exchange Notes, 13 3/4%, 2002.....                  1,000,000            1,085,000
                                 Marcus Cable Operating,
                                    Gtd. Sr. Sub Discount Notes, Zero Coupon, 1999               2,000,000(g)         1,860,000
                                 Revlon Worldwide,
                                    Sr. Secured Discount Notes, Zero Coupon, 2001                7,750,000            5,386,250
                                                                                                                   ------------
                                                                                                                     19,876,250
                                                                                                                   ------------
                   Energy--4.7%  Clark USA,
                                    Sr. Notes, Ser. B, 10 7/8%, 2005...........                  5,386,000            5,897,670
                                 DeepTech International,
                                    Sr. Secured Notes, 12%, 2000...............                  4,850,000            5,177,375

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                     December 31, 1997


                                                                                                Principal
Bonds and Notes (continued)                                                                      Amount               Value
-------------------------------------------------------------------------------                -----------         ------------
            Energy (continued)   Kelly Oil & Gas,
                                    Conv. Sub. Notes, 7 7/8%, 1999.............                $ 4,581,000         $  4,397,760
                                                                                                                   ------------
                                                                                                                     15,472,805
                                                                                                                   ------------
            Entertainment--6.6%  American Skiing,
                                    Sr. Sub. Notes, 12%, 2006..................                 10,915,000           12,170,225
                                 Intermedia Communications,
                                    Sr. Discount Notes, Zero Coupon, 2001......                  7,500,000(h)         5,925,000
                                 Premier Parks,
                                    Gtd. Sr. Notes, Ser. A, 12%, 2003..........                  1,500,000            1,676,250
                                 Six Flags Theme Parks,
                                    Sr. Sub. Notes, Zero Coupon, 1998..........                  2,000,000(i)         2,140,000
                                                                                                                   ------------
                                                                                                                     21,911,475
                                                                                                                   ------------
   Financial/Asset-Backed--1.5%  Commercial Loan Funding Trust I,
                                    Floating Rate Sub. Notes, Cl. D1, 10%, 2005                  4,500,000(j)         4,500,000
                                 Imperial Credit Capital Trust I,
                                    Remarketed Par Securities, Ser. A, 10 1/4%, 2002               500,000(a)           508,570
                                                                                                                   ------------
                                                                                                                      5,008,570
                                                                                                                   ------------
      Foods and Beverages--4.5%  American Rice,
                                    First Mortgage, 13%, 2002..................                  1,000,000              960,000
                                 Envirodyne Industries:
                                    First Priority Sr. Secured Notes, Ser. B, 12%, 2000          3,600,000            3,865,500
                                    Sr. Notes, 10 1/4%, 2001...................                  5,000,000            4,950,000
                                 PM Holdings,
                                    Sub. Discount Deb., Ser. B, Zero Coupon, 2000                  500,000(k)           406,250
                                 Pilgrims Pride,
                                    Sr. Sub. Notes, 10 7/8%, 2003..............                  2,000,000            2,110,000
                                 RC/Arbys,
                                    Gtd. Sr. Notes, 9 3/4%, 2000...............                  2,485,000            2,544,019
                                                                                                                   ------------
                                                                                                                     14,835,769
                                                                                                                   ------------
          Forest Products--1.5%  Maxxam Group Holdings,
                                    Sr. Secured Notes, 12%, 2003...............                  4,700,000            5,099,500
                                                                                                                   ------------
               Industrial--6.0%  Chatwins Group,
                                    Sr. Exchange Notes, 13%, 2003..............                    922,000              981,930
                                 Interlake,
                                    Sr. Sub. Notes, 12 1/8%, 2002..............                  9,000,000            9,360,000
                                 Plastic Specialties & Technologies,
                                    Sr. Secured Notes, 11 1/4%, 2003...........                  7,250,000            7,938,750
                                 Tokheim,
                                    Sr. Sub. Notes, Ser. B, 11 1/2%, 2006......                  1,000,000            1,125,000
                                 Vicap, S.A. de C.V.,
                                    Gtd. Sr. Notes, 10 1/4%, 2002..............                    500,000(a)           525,000
                                                                                                                   ------------
                                                                                                                     19,930,680
                                                                                                                   ------------

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                     December 31, 1997


                                                                                                Principal
Bonds and Notes (continued)                                                                      Amount               Value
-------------------------------------------------------------------------------                -----------         ------------
                   Metals--8.7%  Earle M. Jorgensen,
                                    Sr. Notes, 10 3/4%, 2000...................                $ 8,500,000         $  8,691,250
                                 Kaiser Aluminum & Chemical,
                                    Sr. Sub. Notes, 12 3/4%, 2003..............                  1,250,000            1,340,625
                                 NS Group,
                                    Sr. Notes, 13 1/2%, 2003...................                    600,000              697,500
                                 Renco Metals,
                                    Sr. Notes, 11 1/2%, 2003...................                  1,845,000            1,969,537
                                 Republic Engineered Steels,
                                    First Mortgage Notes, 9 7/8%, 2001.........                  7,290,000            7,034,850
                                 Russel Metals,
                                    Sr. Notes, 10 1/4%, 2000...................                  8,600,000            8,933,250
                                                                                                                   ------------
                                                                                                                     28,667,012
                                                                                                                   ------------
  Paper and Paper Related--3.2%  APP Global Finance III,
                                    Secured Floating Rate Notes, 10.094%, 2002.                  4,000,000(j)         2,660,000
                                 Gaylord Container,
                                    Sr. Sub. Discount Deb., 12 3/4%, 2005......                    500,000              537,500
                                 Repap New Brunswick,
                                    Sr. Notes, 9 1/16%, 2000...................                  5,000,000(j)         4,950,000
                                 Stone Container :
                                    Sr. Notes, 9 7/8%, 2001....................                  1,000,000            1,003,750
                                    Sr. Sub. Deb., 12 1/4%, 2002...............                  1,000,000            1,020,000
                                    Sr. Sub. Notes, 11%, 1999..................                    500,000              512,500
                                                                                                                   ------------
                                                                                                                     10,683,750
                                                                                                                   ------------
               Publishing--1.8%  American Media Operations,
                                    Sr. Sub. Notes, 11 5/8%, 2004..............                  5,350,000            5,831,500
                                                                                                                   ------------
                   Retail--2.8%  Duane Reade Holding:
                                    Sr. Notes, 12%, 2002.......................                  2,500,000            2,625,000
                                    Sub. Notes, Zero Coupon, 1999..............                  7,850,000(l)         6,574,375
                                                                                                                   ------------
                                                                                                                      9,199,375
                                                                                                                   ------------
                 Shipping--2.1%  Eletson Holdings,
                                    First Preferred Mortgage Notes,
                                    9 1/4%, 2003...............................                  1,500,000            1,541,250
                                 Moran Transportation,
                                    First Preferred Ship Mortgage Notes,
                                    11 3/4%, 2004..............................                  4,335,000            4,855,200
                                 Stena AB,
                                    Sr. Notes, 10 1/2%, 2005...................                    500,000              545,000
                                                                                                                   ------------
                                                                                                                      6,941,450
                                                                                                                   ------------
             Supermarkets--1.2%  Pathmark Stores,
                                    Sub. Notes, 11 5/8%, 2002..................                  5,000,000            4,075,000
                                                                                                                   ------------

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                   December 31, 1997


                                                                                                Principal
Bonds and Notes (continued)                                                                      Amount               Value
-------------------------------------------------------------------------------                -----------         ------------
               Technology--6.1%  Computervision,
                                    Sr. Sub. Notes, 11 3/8%, 1999..............                $ 6,946,000         $  7,024,143
                                 The Learning Company,
                                    Conv. Sr. Notes, 5 1/2%, 2000..............                  9,500,000(a)         8,538,125
                                 Unisys, Sr. Notes:
                                    10 5/8%, 1999..............................                  1,545,000            1,583,625
                                    12%, 2003..................................                  2,750,000            3,128,125
                                                                                                                   ------------
                                                                                                                     20,274,018
                                                                                                                   ------------
       Telecommunications--6.8%  Call-Net Enterprises,
                                    Sr. Discount Notes, Zero Coupon, 1999......                  1,000,000(m)           916,250
                                 Clearnet Communications,
                                    Sr. Discount Notes, Zero Coupon, 2000......                  2,000,000(n)         1,585,000
                                 Dial Call Communications:
                                    Sr. Discount Notes, Zero Coupon, 1998......                  3,000,000(o)         2,805,000
                                    Sr. Discount Notes, Zero Coupon, 1999 (Units)                5,150,000(f,p)       4,931,125
                                 Microcell Telecommunications,
                                    Sr. Discount Notes, Zero Coupon, 2001......                  9,000,000(q)         6,075,000
                                 Nextel Communications,
                                    Sr. Redeemable Discount Notes, Zero Coupon, 1998             3,250,000(r)         3,250,000
                                 Orion Network Systems,
                                    Sr. Discount Notes, Zero Coupon, 2002......                  2,000,000(s)         1,495,000
                                 Teleport Communications,
                                    Sr. Discount Notes, Zero Coupon, 2001......                  2,000,000(t)         1,635,000
                                                                                                                   ------------
                                                                                                                     22,692,375
                                                                                                                   ------------
                 Textiles--2.9%  Sassco Fashion,
                                    Notes, 12 3/4%, 2004.......................                  4,200,000            4,431,000
                                 Texfi Industries,
                                    Sr. Sub. Deb, 8 3/4%, 1999.................                  5,100,000            5,049,000
                                                                                                                   ------------
                                                                                                                      9,480,000
                                                                                                                   ------------
           Transportation--6.7%  Aerovias de Mexico S.A.:
                                    Deb., 9 3/4%, 2000.........................                  2,511,000            2,435,419
                                    Deb., 9 3/4%, 2000.........................                  7,000,000(a)         6,789,300
                                 Atlantic Coast Airlines,
                                    Gtd. Pass Through Ctfs., Ser. 1997-1D, 7.97%, 2000           3,500,000(a)         3,500,000
                                 CHC Helicopter,
                                    Sr. Sub. Notes, 11 1/2%, 2002 (Units)......                  1,500,000(f)         1,608,750
                                 Union Pacific,
                                    Sub. Deb., 5 1/2%, 2033....................                  3,824,000            3,302,836
                                 ValuJet,
                                    Sr. Notes, 10 1/4%, 2001...................                  5,025,000            4,673,250
                                                                                                                   ------------
                                                                                                                     22,309,555
                                                                                                                   ------------
                                 TOTAL BONDS AND NOTES
                                    (cost $323,041,126)........................                                    $320,592,775
                                                                                                                   ============

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                    December 31, 1997



Preferred Stock--1.0%                                                                             Shares               Value
-------------------------------------------------------------------------------                -----------         ------------
              Broadcasting--.7%  Spanish Broadcasting System,
                                    Cum., $142.50..............................                $     2,000         $  2,130,000
                                                                                                                   ------------
                  Consumer--.3%  La Petite Holdings,
                                    Cum., $3.03................................                     25,000            1,100,000
                                                                                                                   ------------
                                 TOTAL PREFERRED STOCK
                                    (cost $3,261,250)..........................                                    $  3,230,000
                                                                                                                   ============

                                                                                                Principal
Short-Term Investments--.2%                                                                      Amount
-------------------------------------------------------------------------------                -----------
       U.S. Government Agency;   Federal Home Loan Banks,
                                    5.40%, 1/2/1998
                                    (cost $563,915)............................                $   564,000         $    563,915
                                                                                                                   ============

TOTAL INVESTMENTS (cost $326,866,291)..........................................                      97.9%         $324,386,690
                                                                                                    ======         ============
CASH AND RECEIVABLES (NET).....................................................                       2.1%         $  6,997,754
                                                                                                    ======         ============
NET ASSETS.....................................................................                     100.0%         $331,384,444
                                                                                                    ======         ============

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to $28,244,315 or 8.5% of net assets.
(b) Zero coupon until 12/15/2000, date on which a stated coupon rate of 11 3/4% becomes effective; the stated maturity date is 12/15/2005.
(c) Zero coupon until 6/1/1999, date on which a stated coupon rate of 12 7/8% becomes effective; the stated maturity date is 6/1/2004.
(d) Zero coupon until 3/15/2000, date on which a stated coupon rate of 13 1/8% becomes effective; the stated maturity date is 3/15/2004.
(e) Zero coupon until 6/15/2000, date on which a stated coupon rate of 14 1/4% becomes effective; the stated maturity date is 12/15/2005.
(f) With warrants to purchase common stock.
(g) Zero coupon until 8/1/1999, date on which a stated coupon rate of 13 1/2% becomes effective; the stated maturity date is 8/1/2004.
(h) Zero coupon until 5/15/2001, date on which a stated coupon rate of 12 1/2% becomes effective; the stated maturity date is 5/15/2006.
(i) Zero coupon until 6/15/1998, date on which a stated coupon rate of 12 1/4% becomes effective; the stated maturity date is 6/15/2005.
(j) Variable rate security - interest rate subject to periodic change.
(k) Zero coupon until 9/1/2000, date on which a stated coupon rate of 11 1/2% becomes effective; the stated maturity date is 9/1/2005.
(l) Zero coupon until 9/15/1999, date on which a stated coupon rate of 15% becomes effective; the stated maturity date is 9/15/2004.
(m) Zero coupon until 12/1/1999, date on which a stated coupon rate of 13 1/4% becomes effective; the stated maturity date is 12/1/2004.
(n) Zero coupon until 12/15/2000, date on which a stated coupon rate of 14 3/4% becomes effective; the stated maturity date is 12/15/2005.
(o) Zero coupon until 12/15/1998, date on which a stated coupon rate of 10 1/4% becomes effective; the stated maturity date is 12/15/2005.
(p) Zero coupon until 4/15/1999, date on which a stated coupon rate of 12 1/4% becomes effective; the stated maturity date is 4/15/2004.
(q) Zero coupon until 12/1/2001, date on which a stated coupon rate of 14% becomes effective; the stated maturity date is 6/1/2006.
(r) Zero coupon until 9/1/1998, date on which a stated coupon rate of 11 1/2% becomes effective; the stated maturity date is 9/1/2003.
(s) Zero coupon until 1/15/2002, date on which a stated coupon rate of 12 1/2% becomes effective; the stated maturity date is 1/15/2007.
(t) Zero coupon until 7/1/2001, date on which a stated coupon rate of 11 1/8% becomes effective; the stated maturity date is 7/1/2007.



                       See notes to financial statements.

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                  December 31, 1997


                                                                                                    Cost            Value
                                                                                                ------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments           $326,866,291    $324,386,690
                              Interest receivable..............................                                    6,093,062
                              Receivable for shares of Beneficial Interest subscribed                              5,006,426
                                                                                                                ------------
                                                                                                                 335,486,178
                                                                                                                ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      287,886
                              Due to Distributor...............................                                       41,826
                              Payable for investment securities purchased......                                    2,993,742
                              Cash overdraft due to Custodian..................                                      416,424
                              Payable for shares of Beneficial Interest redeemed                                     290,978
                              Interest payable--Note 4.........................                                       70,878
                                                                                                                ------------
                                                                                                                   4,101,734
                                                                                                                ------------

NET ASSETS.....................................................................                                 $331,384,444
                                                                                                                ============

REPRESENTED BY:               Paid-in capital..................................                                 $334,007,768
                              Accumulated undistributed investment income--net.                                        3,121
                              Accumulated net realized gain (loss) on investments                                   (146,844)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3.........................                                   (2,479,601)
                                                                                                                ------------
NET ASSETS.....................................................................                                 $331,384,444
                                                                                                                ============


                            NET ASSET VALUE PER SHARE
                            -------------------------


                                                      Class A         Class B         Class C        Class R
                                                    ----------     ------------     ----------      --------
Net Assets.....................................     $65,704,859    $198,057,036     $67,495,366     $127,183
Shares Outstanding.............................       5,272,276      15,894,013       5,414,196       10,212

NET ASSET VALUE PER SHARE......................          $12.46          $12.46          $12.47       $12.45
                                                         ======          ======          ======       ======




                       See notes to financial statements.

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Statement of Operations
from May 30, 1997 (commencement of operations) to Decenber 31, 1997


INVESTMENT INCOME

INCOME:                       Interest...................................       $  8,176,115
                              Cash dividend..............................                666
                                                                                ------------
                                Total Income.............................                                  $8,176,781

EXPENSES:                     Management fee--Note 2(a)..................            555,401
                              Distribution and service fees--Note 2(b)...            562,060
                              Interest expense--Note 4...................             70,878
                                                                                ------------
                                Total Expenses...........................                                   1,188,339
                                                                                                           ----------

INVESTMENT INCOME--NET...................................................                                   6,988,442

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
                              Net realized gain (loss) on investments....       $   (146,844)
                              Net unrealized appreciation (depreciation)
                                on investments...........................         (2,479,601)
                                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                  (2,626,445)
                                                                                                           ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                  $4,361,997
                                                                                                           ==========





                       See notes to financial statements.

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
from May 30, 1997 (commencement of operations) to Decenber 31, 1997


OPERATIONS:
   Investment income--net....................................................................    $  6,988,442
   Net realized gain (loss) on investments...................................................        (146,844)
   Net unrealized appreciation (depreciation) on investments.................................      (2,479,601)
                                                                                                 ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations........................       4,361,997
                                                                                                 ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares.........................................................................      (1,398,344)
      Class B shares.........................................................................      (4,057,554)
      Class C shares.........................................................................      (1,509,642)
      Class R shares.........................................................................         (19,781)
                                                                                                 ------------
         Total Dividends.....................................................................      (6,985,321)
                                                                                                 ------------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares.........................................................................      76,591,614
      Class B shares.........................................................................     201,321,431
      Class C shares.........................................................................      69,859,568
      Class R shares.........................................................................         503,000
   Dividends reinvested:
      Class A shares.........................................................................         814,604
      Class B shares.........................................................................       1,172,298
      Class C shares.........................................................................         518,369
      Class R shares.........................................................................          19,780
   Cost of shares redeemed:
      Class A shares.........................................................................     (11,289,662)
      Class B shares.........................................................................      (2,850,872)
      Class C shares.........................................................................      (2,252,352)
      Class R shares.........................................................................        (400,010)
                                                                                                 ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions................     334,007,768
                                                                                                 ------------
         Total Increase (Decrease) in Net Assets.............................................     331,384,444

NET ASSETS:
   Beginning of Period.......................................................................         --
                                                                                                 ------------
   End of Period.............................................................................    $331,384,444
                                                                                                 ============
Undistributed investment income--net.........................................................    $      3,121
                                                                                                 -------------



                       See notes to financial statements.

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued) from May 30, 1997 (commencement of operations) to December 31, 1997


CAPITAL SHARE TRANSACTIONS:

   Class A
   --------
   Shares sold...............................................................................                 6,104,546
   Shares issued for dividends reinvested....................................................                    65,046
   Shares redeemed...........................................................................                  (897,316)
                                                                                                             ----------
         Net Increase (Decrease) in Shares Outstanding.......................................                 5,272,276
                                                                                                             ==========
   Class B
   --------
   Shares sold...............................................................................                16,027,425
   Shares issued for dividends reinvested....................................................                    93,658
   Shares redeemed...........................................................................                  (227,070)
                                                                                                             ----------
         Net Increase (Decrease) in Shares Outstanding.......................................                15,894,013
                                                                                                             ==========
   Class C
   --------
   Shares sold...............................................................................                 5,552,164
   Shares issued for dividends reinvested....................................................                    41,378
   Shares redeemed...........................................................................                  (179,346)
                                                                                                             ----------
         Net Increase (Decrease) in Shares Outstanding.......................................                 5,414,196
                                                                                                             ==========
   Class R
   --------
   Shares sold...............................................................................                    40,237
   Shares issued for dividends reinvested....................................................                     1,571
   Shares redeemed...........................................................................                   (31,596)
                                                                                                             ----------
         Net Increase (Decrease) in Shares Outstanding.......................................                    10,212
                                                                                                             ==========




                       See notes to financial statements.

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from May 30, 1997 (commencement of operations) to December 31, 1997. This information has been derived from the Fund's financial statements.


                                                         Class A         Class B         Class C       Class R
PER SHARE DATA:                                          Shares          Shares          Shares        Shares
                                                         ------          ------          ------       -------
   Net asset value, beginning of period........          $12.50          $12.50          $12.50       $12.50
                                                         ------          ------          ------       ------
   Investment Operations:
   Investment income--net......................             .71             .66             .65          .81
   Net realized and unrealized gain (loss)
      on investments...........................            (.04)           (.04)           (.03)        (.14)
                                                         ------          ------          ------       ------
   Total from Investment Operations............             .67             .62             .62          .67
                                                         ------          ------          ------       ------
   Distributions:
   Dividends from investment income--net.......            (.71)           (.66)           (.65)        (.72)
                                                         ------          ------          ------       ------
   Net asset value, end of period..............          $12.46          $12.46          $12.47       $12.45
                                                         ======          ======          ======       ======
TOTAL INVESTMENT RETURN(1).....................            9.16%           8.57%           8.47%        9.26%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets(1)     .95%           1.45%           1.70%         .75%
   Ratio of interest expense to average net assets(1)       .08%            .09%            .09%         .05%
   Ratio of net investment income to average
      net assets(1)............................            9.34%           8.73%           8.54%       10.08%
   Portfolio Turnover Rate(2)..................           28.83%          28.83%          28.83%       28.83%
   Net Assets, end of period (000's Omitted)...         $65,705        $198,057         $67,495         $127

-----------
(1) Annualized.
(2) Not annualized.




                       See notes to financial statements.

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Limited Term High Income Fund (the "Fund") is a series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering three series including the Fund. The Fund's investment objective is to provide high current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations, including U.S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (C) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

   (B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to
 .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended December 31, 1997, the Fund was charged $37,821, $231,723 and $132,491 for Class A, Class B and Class C shares, repectively, pursuant to the distribution plan. During the period ended December 31, 1997, the Fund was charged $115,861 and $44,164 for Class B and Class C shares, respectively, pursuant to the service plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997 amounted to $355,110,713 and $38,683,218, respectively.

   At December 31, 1997, accumulated net unrealized depreciation on investments was $2,479,601, consisting of $1,577,975 gross unrealized appreciation and $4,057,576 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

   In accordance with an agreement with a bank, the Fund my borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.

   The average daily amount of borrowings outstanding during the period ended December 31, 1997 was approximately $1,833,000, with related weighted average annualized interest rate of 6.53%.

Dreyfus Premier Limited Term High Income Fund
--------------------------------------------------------------------------------
Independent Auditors' Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE DREYFUS/LAUREL TRUST FUNDS:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term High Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term High Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1997, the results of its operations, changes in its net assets and its financial highlights for the period then ended, in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP
New York, New York
February 18, 1998

Dreyfus Premier Limited Term
High Income Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                 029/759AR9712